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                                                                     Exhibit (j)



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors and Counsel" and the use of our report dated April 8, 2002 in the Statement of Additional Information included in Pre-Effective Amendment Number 3 to the Registration Statement (Form N-1A, No. 333-72732) of Legacy Funds Group.


                                                           /s/ ERNST & YOUNG LLP


Columbus, Ohio
April 8, 2002